UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) June 23, 2005


                        INTERSTATE BAKERIES CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

                    1-11165                              43-1470322
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            (Commission File Number)         (IRS Employer Identification No.)

            12 East Armour Boulevard
              Kansas City, Missouri                         64111
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    (Address of Principal Executive Offices)             (Zip Code)

                                (815) 502-4000
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             (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05         Costs Associated with Exit or Disposal Activities.

         On June 23, 2005, Interstate Bakeries Corporation (the "Company") issued a press release, attached hereto as Exhibit 99.1 and hereby incorporated by reference, announcing that it plans to consolidate operations in its Southern California Profit Center ("PC") by standardizing distribution and consolidating routes. The Company's six bakeries within the Southern California PC, located in Pomona, Glendale, Los Angeles and San Diego, will continue to operate. The Company notified workers impacted by the consolidation on the same date. The Company expects to complete the consolidation by August 24, 2005, subject to bankruptcy court approval. The consolidation is expected to affect approximately 350 workers. As previously announced, the Company is undergoing a review of its ten PCs, identifying areas in which it can improve operating efficiencies in production, distribution, marketing and sales.

         The Company's preliminary estimate of charges to be incurred in connection with the Southern California PC consolidation is approximately $2.5 million, including approximately $1.5 million of severance charges and approximately $1.0 million in other charges, with virtually all such charges resulting in future cash expenditures. In addition, the Company intends to spend approximately $3.5 million in capital expenditures and accrued expenses to effect the consolidation.

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.       Description
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   99.1           Interstate Bakeries Corporation press release dated June
                  23, 2005.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2005                         INTERSTATE BAKERIES
                                            CORPORATION


                                            By:  /s/ Ronald B. Hutchison
                                                 ------------------------------
                                                 Ronald B. Hutchison
                                                 Executive Vice President and
                                                 Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.       Description
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99.1              Interstate Bakeries Corporation press release dated June
                  23, 2005.